Exhibit 99.8

Final Form

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

OLIVE VENTURES HOLDINGS, INC.

Article I
NAME

Section 1.1 Name. The name of the corporation is Olive Ventures Holdings, Inc. (the “Corporation”).

Article II
ReGISTERED AGENT AND OFFICE

Section 2.1 Address. The registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801; and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

Article III
PURPOSE

Section 3.1 Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
AUTHORIZED STOCK

Section 4.1 Capitalization.

(a)            The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 1,000,000,000 shares, consisting of (i) 200,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (ii) 500,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and (iii) 300,000,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock and Class B Common Stock, the “Common Stock”). The number of authorized shares of any class or series of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

(b)            Except as otherwise provided in this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), no share of stock of the Corporation shall entitle any holder thereof to any preemptive, preferential, or similar rights with respect to the issuance of shares of stock of the Corporation.

Section 4.2 Preferred Stock.

(a)            The Board of Directors of the Corporation (the “Board”) is expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(b)            Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designations relating to such series).

Article V
TERMS OF COMMON STOCK

Section 5.1 Voting.

(a)            Except as otherwise provided in this Certificate of Incorporation or required by the DGCL, the holders of Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders generally.

(b)            On all matters on which holders of Class A Common Stock shall be entitled to vote, each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder. Notwithstanding the foregoing, to the fullest extent permitted by law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

(c)            On all matters on which holders of Class B Common Stock shall be entitled to vote, each holder of record of Class B Common Stock, as such, shall be entitled to one vote for each share of Class B Common Stock held of record by such holder. Notwithstanding the foregoing, to the fullest extent permitted by law, holders of Class B Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

Section 5.2 Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock with respect to the payment of dividends in cash, stock of the Corporation or property of the Corporation, such dividends may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. Dividends may not be declared or paid on shares of Class B Common Stock.

Section 5.3 Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock or any class or series of stock having a preference over the Common Stock as to distributions upon dissolution or liquidation or winding up shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of Class B Common Stock, as such, shall not be entitled to receive any assets upon such liquidation, dissolution or winding up of the affairs of the corporation.

Section 5.4 Issuances and Cancellations of Class B Common Stock. At any time and from time to time that the Company issues any vested or unvested Company Units to a Company Member other than the Corporation, the Corporation shall, in consideration of, among other things, the corporate benefits received by the Corporation, which consideration shall be at least equal to the aggregate par value of the shares of Class B Common Stock to be issued pursuant to this Section 5.4, issue one share of Class B Common Stock to each holder of record of such Company Units (other than the Corporation and its Subsidiaries) issued by the Company on such date, whether or not such Company Unit is vested. Such share of Class B Common Stock may be subject to vesting as determined by the Corporation. In addition, if any Person that is not already a holder of a share of Class B Common Stock shall become a holder of record of a Company Unit (other than the Corporation and its Subsidiaries), whether or not such Company Unit is vested, the Corporation shall, in consideration of, among other things, the corporate benefits received by the Corporation, which consideration shall be at least equal to the aggregate par value of the shares of Class B Common Stock to be issued pursuant to this Section 5.4, issue one share of Class B Common Stock to such Person on such date for each Common Unit held of record by such Person. At any time and from time to time, a Company Member may in its sole discretion elect to surrender to the Corporation for no consideration all of its shares of Class B Common Stock and, upon such surrender, shall cease to be a holder of Class B Common Stock. If a holder of a share of Class B Common Stock shall cease to be the holder of any such Common Unit corresponding therewith, the shares of Class B Common Stock held by such holder with respect to any such Company Unit that such holder thereupon ceases to hold shall be automatically cancelled for no consideration without any further action on the part of any Person or the Corporation and such holder shall cease to be a stockholder with respect to the shares of Class B Common Stock so cancelled.

Section 5.5 Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock and Class B Common Stock may not be subdivided, combined or reclassified unless the shares of such other class or series are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate voting power between the holders of the outstanding shares of Class A Common Stock, as such, and Class B Common Stock, as such, on the record date for such subdivision, combination or reclassification.

Section 5.6 Reservation of Common Stock.

(a)            The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Class A Common Stock and Class B Common Stock, as applicable, as shall from time to time be sufficient to satisfy any outstanding warrants for shares of Class A Common Stock or other security of the Corporation that is convertible or exchangeable for shares of Class A Common Stock.

(b)            The Corporation, the Company and the other parties thereto have entered into an Amended and Restated Limited Liability Company Agreement which provides for the exchange by certain Company Members of Common Units (and cancellation of an equivalent number of shares of Class B Common Stock), on the one hand, for Class A Common Stock, on the other hand (as it may be amended and/or restated from time to time, the “Company A&R LLC Agreement”). The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, for the purpose of effecting the exchange of Common Units (and cancellation of an equivalent number of shares of Class B Common Stock) pursuant to the Company A&R LLC Agreement, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the exchange of all Common Units (and cancellation of an equivalent number of shares of Class B Common Stock) outstanding from time to time into shares of Class A Common Stock pursuant to the Company A&R LLC Agreement.

Article VI
Bylaws

Section 6.1 Bylaws. Subject to the Investor Rights Agreement, in furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation.

Article VII
BOARD OF DIRECTORS

Section 7.1 General; Number of Directors; Term. Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to the rights, if any, granted to the holders of any one or more series of Preferred Stock then outstanding, and subject to and in accordance with the Investor Rights Agreement, the Investors shall have the sole power to set the total number of directors which shall constitute the Board. The initial Board shall have seven directors. If the Investors cease to beneficially own the requisite amount of economic interests set forth in the Investor Rights Agreement, the number of directors which will constitute the Board shall be set by resolution adopted by the Board, subject to the rights, if any, granted to the holders of any one or more series of Preferred Stock then outstanding.

Section 7.2 Election.

(a)            Subject to applicable law and to the rights, if any, granted to the holders of any one or more series of Preferred Stock then outstanding, directors shall be elected at an annual meeting of the stockholders of the Corporation held at such date and time and at such place, if any, within or outside the State of Delaware as may be fixed by the Board or a duly authorized committee thereof in accordance with Article IX. Subject to the rights, if any, granted to the holders of any one or more series of Preferred Stock then outstanding, directors shall be elected by a plurality of the votes cast by the holders of the outstanding shares of Common Stock and any other shares of capital stock of the Corporation entitled to vote in the election of directors present in person or represented by proxy and entitled to vote on the election of directors at any annual meeting of the stockholders of the Corporation, voting together as a single class. Each elected director shall hold office until the next annual meeting and until his successor shall be elected and duly qualified, or his earlier death, resignation, retirement, disqualification or removal from office in accordance with this Article VIII.

(b)            Notwithstanding anything in this Article VIII to the contrary, for so long as the Investors beneficially own the economic interests as set forth in the Investor Rights Agreement, to the fullest extent permitted by Section 141(a) of the DGCL and subject to and in accordance with the Investor Rights Agreement, the Board shall have the power and authority to nominate any candidates for election to the Board, provided that a number of such directors will qualify as independent as required by applicable rules of the New York Stock Exchange (or if the Class A Common Stock is not traded on the New York Stock Exchange, the principal securities exchange on which such stock is listed or quoted).

(c)            Directors of the Corporation need not be elected by written ballot unless the Bylaws shall so provide.

Section 7.3 Removal; Resignation; Vacancy.

(a)            Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series of Preferred Stock, as the case may be) may be removed, with or without cause, at any time, by the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(b)            Any director may resign at any time by giving notice of such director’s resignation in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified in such notice, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon receipt by the Corporation of such resignation. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

(c)            So long as each Investor beneficially owns its requisite economic interest as set forth in the Investor Rights Agreement, unless otherwise required by applicable law, any vacancy for any cause or newly created directorship on the Board (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series of Preferred Stock, as the case may be) shall to the fullest extent permitted by Section 141(a) of the DGCL be filled exclusively by the Investors in accordance with the Investor Rights Agreement, and any such director appointed to fill any such vacancy shall have the same remaining term as that of such director’s predecessor and any such director appointed to fill any such vacancy or newly created directorship shall serve until such director’s successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal. In the event an Investor ceases to beneficially own the requisite economic interest to designate directors or fill vacancies in accordance with the Investor Rights Agreement, unless otherwise required by applicable law, (i) any newly created directorship on the Board resulting from any increase in the authorized number of directors or vacancy for any cause on the Board shall be filled exclusively by a majority of the directors in office, even if less than a quorum is present, or by a sole remaining director (in each case, subject to the rights of the holders of any series of Preferred Stock, if any), (ii) any director elected to fill a vacancy shall have the same remaining term as that of such director’s predecessor and any director elected to fill a vacancy or newly created directorship shall serve until such director’s successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal, and (iii) if there are no directors in office, then an election of directors may be held in the manner provided by the DGCL.

Section 7.4 Committees. Subject to and in accordance with the Investor Rights Agreement: (a) the Board may designate one or more committees consisting of one or more directors, which, to the extent provided by the Board, shall have and may exercise, subject to the terms of this Certificate of Incorporation, the Bylaws and the provisions of the DGCL, the powers and authority of the Board; (b) such committee or committees shall have such name or names as may be determined from time to time by the Board; (c) the members of any committee possessing a majority of the voting power possessed by the total number of authorized members of such committee (assuming no vacancies) fix the time and place, if any, of its meeting and specify what notice thereof, if any, shall be given, unless the Board shall provide otherwise; and (d) the Board shall have the power to remove any members of any such committee at any time, for any reason, and/or to change the members of any such committee at any time to fill vacancies.

Section 7.5 Quorum; Voting. At all meetings of the Board, the presence of directors possessing a majority in voting power of the total number of authorized directors (assuming no vacancies) shall constitute a quorum. At all meetings of any committee of the Board, the presence of directors possessing a majority of the voting power possessed by the total number of authorized members of such committee shall constitute a quorum. If a quorum shall not be present at any meeting of the Board or any committee thereof, the directors possessing a majority in voting power of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting.

Article VIII
Stockholders

Section 8.1 Meetings of Stockholders.

(a)            Annual Meetings. An annual meeting of holders of stock of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board or a duly authorized committee thereof.

(b)            Special Meetings. Subject to the rights, if any, granted to the holders of one or more series of Preferred Stock then outstanding with respect to actions by the holders of shares of such series, special meetings of the holders of stock of the Corporation may be called only by (i) the Board or (ii) the Chairperson of the Board, and may not be called by any other Person or Persons. Business transacted at special meetings of the holders of stock of the Corporation shall be confined to the purpose or purposes stated in the notice of the meeting.

Section 8.2 Action by Written Consent. Notwithstanding anything to the contrary in this Certificate of Incorporation or the Bylaws, any action required or permitted to be taken at any annual or special meeting of holders of capital stock of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the then outstanding shares of stock of the Corporation entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with Section 228 of the DGCL.

Article IX
limited Liability and indemnification

Section 9.1 Limited Liability of Directors. No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article X shall eliminate or reduce the effect thereof in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that would accrue or arise, prior to such amendment or repeal.

Section 9.2 Indemnification.

(a)            Right to Indemnification. The Corporation shall indemnify any Person who was or is involved in or is threatened to be involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer (including a trustee) of another corporation, limited liability company, partnership, joint venture, trust or other enterprise (such Person, an “indemnitee”), to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment and unless applicable law otherwise requires, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against judgments, fines, amounts paid in settlement and expenses (including, without limitation, attorneys’ fees), actually and reasonably incurred by him in connection with such action, suit or proceeding. Notwithstanding the foregoing, except as provided in Section 10.2(g) with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by the indemnitee, if and only if the Board authorized the bringing of the action, suit or proceeding (or part thereof) in advance of the commencement of the proceeding.

(b)            Successful Defense. To the extent that an indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.2(a), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(c)            Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by a present or former director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided that, to the extent required by the DGCL, as the same exists or may hereafter be amended, a present or former director or officer of the Corporation shall be required to submit to the Corporation, prior to the payment of such expenses, an undertaking (an “undertaking”) by or on behalf of such director or officer to repay such amount if it shall ultimately be determined in a final, non-appealable judicial decision that such director or officer is not entitled to be indemnified by the Corporation for such expenses as authorized in this Section 10.2.

(d)            Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Section 10.2 shall not be deemed exclusive of any other rights to which a Person seeking indemnification or advancement of expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any director or officer of the Corporation providing indemnification for such Person against expenses, including, without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, any action, suit or proceeding by or in the right of the Corporation, that arises by reason of the fact that such Person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, to the fullest extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute fraud, actual dishonesty or willful misconduct.

(e)            Insurance. The Corporation may purchase and maintain insurance on behalf of any Person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 10.2.

(f)            Certain Definitions. For the purposes of this Section 10.2, (i) any director, officer or employee of the Corporation who shall serve or has served as a director or officer of any other corporation, limited liability company, partnership, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (ii) any current or former director or officer of any subsidiary corporation, limited liability company, partnership, joint venture, trust or other enterprise wholly owned by the Corporation, shall be deemed to be serving as such director or officer at the request of the Corporation, unless the Board shall determine otherwise. In all other instances where any Person shall serve or has served as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such Person is or was serving as such director or officer at the request of the Corporation, the Board may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service. For purposes of this Section 10.2, references to a corporation include all constituent corporations absorbed in a consolidation or merger (including any constituent of a constituent) as well as the resulting or surviving corporation so that any Person who is or was a director or officer of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 10.2 with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity. For purposes of this Section 10.2, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a Person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants, or beneficiaries.

(g)            Proceedings to Enforce Rights to Indemnification.

(i)            If a claim under Section 10.2(a) is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, or a claim under Section 10.2(c) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. Any such written claim under Section 10.2(a) shall include such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification. Any written claim under Section 10.2(a), Section 10.2(b), and Section 10.2(c) shall include reasonable documentation of the expenses incurred by the indemnitee.

(ii)            If successful in whole or in part in any suit brought pursuant to Section 10.2(g)(i), or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid and indemnified for the expense of prosecuting or defending such suit.

(iii)            In (A) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (B) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 10.2 or otherwise shall be on the Corporation.

(h)            Preservation of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.2 shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a director or officer of the Corporation, or has ceased to serve at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, and shall inure to the benefit of the heirs, executors and administrators of such a Person. Any repeal or modification of this Section 10.2 by the stockholders of the Corporation entitled to vote thereon shall not adversely affect any right or protection of a director or officer of the Corporation, or any Person serving at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, existing at the time of such repeal or modification.

Article X
Section 203 of the DGCL

Section 10.1 Section 203. The Corporation expressly elects not to be governed by Section 203 of the DGCL.

Article XI
other matters

Section 11.1 Amendments. In addition to any other vote required by the DGCL or this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), this Certificate of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 11.2 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim (i) arising pursuant to any provision of the DGCL, this Certificate of Incorporation (as it may be amended or restated) or the Bylaws or (ii) as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be solely and exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction. Notwithstanding anything to the contrary herein, but subject to the foregoing provisions of this Section 12.2, unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 12.2.

Section 11.3 Severability. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance or for whatever reason whatsoever: (a) the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph or section containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent of the law.

Article XII
Definitions

Section 12.1 Definitions. The following definitions shall be applied to the terms used in this Certificate of Incorporation:

“Board” has the meaning set forth in Section 4.2(a).

“Bylaws” means the bylaws of the Corporation as in effect from time to time.

“Class A Common Stock” has the meaning set forth in Section 4.1(a).

“Class B Common Stock” has the meaning set forth in Section 4.1(a).

“Common Stock” has the meaning set forth in Section 4.1(a).

“Common Unit” means each Common Unit (as such term is defined in the Company A&R LLC Agreement).

“Company” means OP Group Holdings, LLC, a Delaware limited liability company.

“Company Member” means a member of the Company.

“Company Unit” means each Company Unit (as such term is defined in the Company A&R LLC Agreement).

“Corporation” has the meaning set forth in Section 1.1.

“DGCL” has the meaning set forth in Section 3.1.

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of or about the date hereof, by and among the Corporation, Normandy Holdco LLC, CF OMS LLC and MDIH Sponsor LLC, as amended, supplemented or restated from time to time.

“Investors” mean the holders of shares of Class A Common Stock or Class B Common Stock that are parties to the Investor Rights Agreement.

“Person” shall be construed broadly and includes any individual, estate, corporation, partnership (limited or general), limited partnership, limited liability company, limited company, joint venture, business association, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

“Preferred Stock” has the meaning set forth in Section 4.1(a).

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IN WITNESS WHEREOF, the undersigned of the Corporation has executed this Amended and Restated Certificate of Incorporation this [●] day of [●], 2021.

[●]

By:
Name: [__________]
Title: [__________]

[Signature Page to Amended and Restated Certificate of Incorporation]